Exhibit 99.1

Cardtronics Announces Plan to Redomicile in the

United Kingdom

Aligns With Company’s Substantial U.K. Presence and Supports Its Global Growth Strategy

HOUSTON, April 27, 2016 — Cardtronics, Inc. (NASDAQ: CATM) (“Cardtronics,” “Cardtronics, Inc.” or the “Company”), the world’s largest ATM owner/operator, today announced a plan of redomicile to change its parent company’s location of incorporation from Delaware to the United Kingdom (“U.K.”), subject to stockholder approval. This redomicile is intended to better align Cardtronics’ corporate structure with its current and future business activities.

Cardtronics has a substantial business presence in the U.K., including approximately 60 percent of its global workforce. In addition, the fastest-growing segments of Cardtronics today are in the U.K. and continental Europe.

Cardtronics’ North American headquarters will remain in Houston, Texas and its European headquarters will be in London. The Company plans to conduct corporate activities from both locations. Cardtronics does not anticipate any impacts for employees, day-to-day operations, or services to its customers as a result of the redomicile.

Cardtronics’ Board of Directors believes that the proposed plan to change its parent company’s location of incorporation from Delaware to the U.K. provides the Company with many benefits, including:

•                  Locates the parent Company in a leading global financial center and Europe’s transaction hub, a location where it has substantial existing business activities and significant opportunities for continued growth;

•                  Fortifies its status as the leading global ATM owner/operator;

•                  Enables the Company to more effectively compete for acquisitions on a global scale, which has been a key component of its growth strategy;

•                  Elevates the Company’s visibility among potential U.K. and other European institutional investors; and

•                  Positions the Company to allow future earnings and cash flows to more efficiently fund its ongoing global expansion.

Steve Rathgaber, Cardtronics’ CEO, said: “Redomiciling to the U.K., where we have approximately 60 percent of our employees and a substantial business presence, will help drive our global expansion and strengthen our position as the leading global owner and operator of ATM networks. We continue to be fully committed to our customers and employees in the U.S., including Houston, which will remain our North American headquarters.”

Stockholders will have the opportunity to vote on the proposed plan at a special meeting expected to be held on June 28, 2016. Subject to stockholder approval, the Company anticipates that the change of the place of incorporation will become effective early in the third quarter of 2016 following the merger of

Cardtronics with one of its subsidiaries, with Cardtronics surviving as an indirect, wholly owned subsidiary of Cardtronics Group Limited, a newly formed private company incorporated under English law and currently a wholly-owned subsidiary of the Company, which will be re-registered as an English public limited company and renamed “Cardtronics plc.”

The merger will result in each stockholder receiving one share of Cardtronics plc for each share of Cardtronics common stock held immediately prior to the merger.  Following the merger, Cardtronics plc will become the publicly traded corporate parent of the Cardtronics group of companies. The Company expects that the shares of Cardtronics plc to be issued in the merger will be listed and traded on The NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “CATM,” the same symbol under which shares of Cardtronics common stock are currently listed and traded. The Company will remain subject to the reporting requirements of the U.S. Securities and Exchange Commission (“SEC”) and applicable corporate governance rules of NASDAQ, and will continue to report its consolidated financial results in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles.

Expenses associated with the execution of the redomicile, most of which relate to non-recurring professional service fees, will be adjusted from our 2016 non-GAAP earnings measures.

Full details of the redomicile, including the associated benefits and risks, are provided in the registration statement on Form S-4 filed with the SEC today by Cardtronics Group Limited.  Completion of the redomicile will be subject to various conditions described in the proxy statement/prospectus.

About Cardtronics (NASDAQ: CATM)

Making ATM cash access convenient where people shop, work and live, Cardtronics is at the convergence of retailers, financial institutions, prepaid card programs and the customers they share. Cardtronics provides services to approximately 190,000 ATMs in North America and Europe. Whether Cardtronics is driving foot traffic for North America and Europe’s top retailers, enhancing ATM brand presence for card issuers or expanding card holders’ surcharge-free cash access, Cardtronics is convenient access to cash, when and where consumers need it. Cardtronics is where cash meets commerce.

Important Additional Information Regarding the Merger Filed with the SEC

Cardtronics Group Limited (“Cardtronics plc”) has filed with the SEC a registration statement on Form S-4, which contains a proxy statement/prospectus in connection with the proposed merger and related merger agreement, and each of Cardtronics and Cardtronics plc may be filing other relevant materials with the SEC in connection with the transaction.  Cardtronics urges its stockholders — including participants in its equity based incentive plans — and investors to read carefully the proxy statement/prospectus (and any other document that Cardtronics, Inc. or Cardtronics plc subsequently files with the SEC) before making any voting or investment decision about the proposed merger agreement because they contain important information about Cardtronics, Cardtronics plc and the proposed merger agreement.  Stockholders and investors may obtain these documents, as well as other filings containing information about Cardtronics and Cardtronics plc, for free at the SEC’s website, www.sec.gov, or at Cardtronics’ website, www.cardtronics.com — under “Investor Relations.”   Stockholders may also obtain a copy of these documents free of charge by contacting Cardtronics’ Investor Relations Department in writing at 3250 Briarpark Drive, Suite 400, Houston, Texas 77042 or by telephone at (832) 308-4975.

Participants in Solicitation

The Company, Cardtronics plc and their directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders with respect to the matters to be voted upon at the annual meeting. Information about the directors and executive officers of the Company and their ownership in the Company is included in the proxy statement/prospectus filed with the SEC and the documents and information incorporated by reference therein. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Stockholders can obtain free copies of the documents by accessing the SEC’s and the Company’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “project,” “believe,” “estimate,” “expect,” “anticipate,” “intend,” “contemplate,” “foresee,” “would,” “could,” “plan,” and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature.   These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on Cardtronics.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Cardtronics will be those that are anticipated.   All comments concerning the Company’s expectations for future revenues and operating results are based on the Company’s estimates for its existing operations and do not include the potential impact of any future acquisitions. Cardtronics’ forward-looking statements involve significant risks and uncertainties (some of which are beyond Cardtronics’ control) and assumptions that could cause actual results to differ materially from Cardtronics’ historical experience and present expectations or projections.  Known material factors that could cause actual results to differ materially from those in the forward-looking statements include:  the adoption of the merger agreement may not be approved by stockholders; the Board of Directors may choose to postpone or abandon the merger at any time, including after stockholder approval;  changes in U.S. or non-U.S. laws, including tax laws, that could effectively preclude Cardtronics from completing the merger or reduce or eliminate the benefits expected to be achieved from the merger; an inability to satisfy all of the conditions to closing set forth in the merger agreement; an inability to realize expected benefits from the merger or the occurrence of difficulties in connection with the merger; and costs related to the merger, which could be greater than expected.   You are cautioned not to place undue reliance on forward-looking statements contained in this press release, which speak only as of the date of this press release.  Forward-looking statements also are affected by the risk factors described in Cardtronics’ Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and those set forth from time-to-time in other filings with the SEC.  Cardtronics undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contact Information:

Media Relations Danny Simons Public Relations 832-308-4985 newsroom@cardtronics.com	Investor Relations Phillip Chin EVP Corporate Development & Investor Relations 832-308-4975 ir@cardtronics.com

Cardtronics is a registered trademark of Cardtronics, Inc.

All other trademarks are the property of their respective owners.

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